Exhibit 99.5
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JULY 5, 2023 TO THE COMPANY’S PROSPECTUS DATED SEPTEMBER 29, 2022 AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION AND INFORMATION AGENT, BY CALLING (888) 789-8409.
TRANSPHORM, INC.

BENEFICIAL OWNER ELECTION FORM
I (We), the beneficial owner(s) of shares of common stock, par value $0.0001 per share (the “Common Stock”) of Transphorm, Inc., a Delaware corporation (the “Company”), acknowledge receipt of your letter and the other enclosed materials relating to the offering of shares of Common Stock issuable upon the exercise of subscription rights (“Subscription Rights”), as described in the Company’s prospectus supplement dated July 5, 2023 (as amended and supplemented from time to time, the “Prospectus Supplement”) and the accompanying prospectus dated September 29, 2022 (together with the Prospectus Supplement, the “Prospectus”). I (We) have reviewed the Prospectus.
In this form, I (we) instruct you whether to exercise Subscription Rights to purchase shares of Common Stock distributed with respect to the Common Stock held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the Prospectus.
CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION
I (We) hereby instruct you as follow:
Box 1. ☐ Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock.
If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank, or your other nominee that holds your shares.
Box 2. ☐ Please EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock as set forth below.
If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank, or other nominee that holds your shares.
The maximum number of shares of Common Stock available for purchase pursuant to the exercise of basic subscription rights is equal to the number of shares of Common Stock owned by a rights holder as of June 26, 2023 (the “Record Date”) multiplied by 0.07655623, rounded up to the nearest whole share. Each rights holder who elects to exercise its basic subscription rights in full may also request to subscribe for additional shares issuable in the rights offering by completing the over-subscription privilege.

	Number of Shares of Common Stock Owned as of the Record Date			Maximum Number of Shares of Common Stock Available to Subscribe For (Rounded Up to the Nearest Whole Share)	Number of Shares of Common Stock Subscribed For		Per Share Subscription Price		Aggregate Subscription Price
Basic Subscription Right	_________	x	0.07655623	________	________	x	$3.30	=	$_____ (line 1)
Over-Subscription Privilege					________	x	$3.30	=	$_____ (line 2)
Total Payment Required									$_____
									(sum of lines 1 and 2)

Box 3. ☐ Payment in the following amount is enclosed: $_____________
Box 4. ☐ Please deduct payment of $                   from the following account maintained by you:
Type of Account:      Account No.:
The total of Box 3 and 4, together, must equal the sum of lines 1 and 2 from Box 2 above.
I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:
•elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the Prospectus;
•any excess subscription amounts paid by me (us) will be put towards the purchase of additional shares in the rights offering; and
•agree that if I (we) fail to pay for the shares of Common Stock I (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s):
Signature of beneficial owner(s):
Date:
If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

22

Name of beneficial owner(s):
Signature of beneficial owner(s):
Date:
Name:
Capacity:
Address (including Zip Code):
Telephone Number:
PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to confirm this address with your broker.
33